UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2021

SELECT ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1400

Houston, TX 77027

(Address of Principal Executive Offices)

(713) 235-9500

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On August 17, 2021, Select Energy Services, Inc. (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) for the acquisition of substantially all of the assets of Agua Libre Midstream, LLC and other water-related assets, operations and assumed liabilities (together “Agua Libre”) from Basic Energy Services, Inc. (“Basic”), for consideration of $15 million in cash and 902,593 shares of the Company’s Class A common stock, par value $0.01 per share, subject to standard post-closing adjustments. The Asset Purchase Agreement constitutes a “stalking horse” bid in a sale process being conducted under Section 363 of Chapter 11 of the U.S. Bankruptcy Code. As such, the Company’s acquisition of Agua Libre remains subject to approval by the United States Bankruptcy Court for the Southern District of Texas Houston Division, and is subject to court-approved bidding procedures, including the potential receipt of competing offers for Agua Libre and certain other of Basic’s assets and operations at auction. It is expected that the sale process will be completed during the second half of 2021.

The shares will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving any public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act is based upon the following factors: (a) the issuance of the shares will be an isolated private transaction by the Company which will not involve a public offering, (b) there will be only one recipient and (c) representations from Basic to support such exemption, including with respect to Basic’s status as an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

Item 7.01	Regulation FD Disclosure.

On August 17, 2021, the Company issued a press release announcing the entry into the Asset Purchase Agreement. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 17, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

THE INFORMATION FURNISHED UNDER ITEM 7.01 OF THIS CURRENT REPORT, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2021

SELECT ENERGY SERVICES, INC.

By:	/s/ Adam R. Law
Adam R. Law
Senior Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer